Exhibit 10.1

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND SUPPLEMENT

This First Amendment to Loan and Security Agreement and Supplement (this “Amendment”) is dated as of July 18, 2025 (the “First Amendment Date”), and is entered into by and among Abeona Therapeutics, Inc., a Delaware corporation (“Company”), MacroChem Corporation, a Delaware corporation, and Abeona Therapeutics LLC, an Ohio limited liability company (together with Company, each individually, a “Borrower,” and collectively, “Borrower”), Avenue Venture Opportunities Fund II, L.P., a Delaware limited partnership (“Avenue 2”), and Avenue Venture Opportunities Fund, L.P., a Delaware limited partnership (in the capacity as administrative agent and collateral agent, “Agent,” and, together with Avenue 2, each individually, a “Lender,” and collectively, “Lenders”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (defined herein).

Recitals

A. Borrower, Lenders and Agent have entered into that certain Loan and Security Agreement, dated as of January 8, 2024 (the “LSA”), as supplemented by that certain Supplement to the Loan and Security Agreement, dated as of January 8, 2024 (the “Supplement”), together with related documents and agreements (together, as further amended, restated, or otherwise modified from time to time, hereinafter collectively referred to as the “Loan Agreement”).

B. Borrower, Lenders and Agent now desire to amend the Loan Agreement upon the terms and conditions more fully set forth in this Amendment.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals, the parties hereto agree as follows:

1. Amendment. The following definition in Part I of the Supplement is hereby amended and restated in its entirety, as set forth below:

“Designated Rate” means, for each Growth Capital Loan, a fixed rate of interest per annum equal to eleven and three-quarters percent (11.75%).

2. Conditions. As consideration for the making of this Amendment, Lenders have earned and are entitled to receive immediately upon the execution of the Amendment, warrant instruments issued by Borrower substantially in the form of Exhibits A-1 and A-2 attached hereto (the “New Warrants”).

3. Borrower’s Representations And Warranties. Borrower represents and warrants that:

a.	Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (ii) no Event of Default has occurred and is continuing.

b.	Borrower has the necessary organizational power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

c.	The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Lenders on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

d.	The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary company action on the part of Borrower.

e.	This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the enforcement of creditors’ rights in general and subject to general principles of equity, regardless of whether considered in a proceeding in equity or in law.

f.	As of the date hereof, to its best knowledge, it has no defenses against the obligations to pay any amounts arising under the Loan and Security Agreement. Borrower acknowledges that, to its best knowledge, Lenders and Agent have acted in good faith and have conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Lenders and Agent are entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4. Limitation. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5. Effectiveness. This Amendment shall become effective upon Lenders’ and Agent’s receipt of the following:

5.1 this Amendment, duly executed by Borrower;

5.2 the New Warrants, duly executed by Borrower;

5.3 reimbursement of Lenders’ and Agent’s fees and expenses, including all reasonable documented attorneys’ fees, expenses and disbursements, incurred through the date of this Amendment.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement

7. Incorporation By Reference. The provisions of Sections 9.11 and 9.12 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

8. Electronic Signatures. This Amendment may be executed by electronic signatures. Borrower, Lenders and Agent expressly agree to conduct the transactions contemplated by this Amendment and the other Loan Documents by electronic means (including, without limitation, with respect to the execution, delivery, storage and transfer of this Amendment and each of the other Loan Documents by electronic means and to the enforceability of electronic Loan Documents). Delivery of an executed signature page to this Amendment and each of the other Loan Documents by facsimile or other electronic mail transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart hereof and thereof, as applicable. The words “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

[Signature Pages Follow on Next Page.]

2

In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

Borrower:

Abeona Therapeutics Inc.		MacroChem Corporation

By:	/s/ Joseph Vazzano	By:	/s/ Joseph Vazzano
Name:	Joseph Vazzano	Name:	Joseph Vazzano
Title:	Chief Financial Officer	Title:	Treasurer

Abeona Therapeutics LLC

By:	/s/ Joseph Vazzano
Name:	Joseph Vazzano
Title:	Treasurer

Lenders:

Avenue Venture Opportunities Fund, L.P.		Avenue Venture Opportunities Fund II, L.P.

By:	Avenue Venture Opportunities Partners, LLC	By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner	Its:	General Partner

By:	/s/ Sonia Gardner	By:	/s/ Sonia Gardner
Name:	Sonia Gardner	Name:	Sonia Gardner
Title:	Member	Title:	Member

Agent:

Avenue Venture Opportunities Fund, L.P.

By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Signature Pages (First Amendment to Loan and Security Agreement and Supplement)

Exhibit A-1

(New Warrant to Be Issued to Avenue Venture Opportunities Fund, L.P.)

Exhibit A-2

(New Warrant to Be Issued to Avenue Venture Opportunities Fund II, L.P.)